SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D C 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event report): April 30, 2001



                             GREENPOINT CREDIT, LLC
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               (exact name of registrant as specified in charter)



                                    DELAWARE
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                 (state or other jurisdiction of incorporation)



                                  333-46102-06
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                            (commission file number)



                                   33-0862379
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                     (I.R.S. employer identification number)



                             10089 WILLOW CREEK ROAD
                           SAN DIEGO, CALIFORNIA 92131
                                 (858) 530-9394
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   (address and telephone number of registrant's principal executive offices)



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     Item 5. Other Events

     Filed herewith as Exhibit 99.1 is the Registrant's monthly report relating to the GreenPoint Credit Manufactured Housing Contract Trust Pass-Through Certificates, Series 2001-1.

     Item 7. Financial Statements and Exhibits

     (a)       Not applicable.

     (b)       Not applicable.

     (c) The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

     Exhibit No.  Description

     *4.1 Pooling and Servicing Agreement, dated as of March 1, 2001, among Greenpoint Credit, LLC, as Contract Seller and Servicer, Bank One, National Association, as Trustee and First Union National Bank, as Co-Trustee.

     99.1 Monthly Report for the GreenPoint Credit Manufactured Housing Contract Trust Pass-Through Certificates, Series 2001-1.

     * Filed previously with the commission on April 18, 2001 as an exhibit to a report on Form 8-K.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                                      GREENPOINT CREDIT, LLC



                                      By:      /s/ Charles O. Ryan
                                         ---------------------------------------
                                      Name:    Charles O. Ryan
                                      Title:   Senior Vice President

Dated:   May 21, 2001
San Diego, California



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